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                                                                   EXHIBIT 10.18



                     LOAN GUARANTY AND SURETYSHIP AGREEMENT


     THIS LOAN GUARANTY AND SURETYSHIP AGREEMENT given by the undersigned (hereinafter called the "Guarantors") to PUBLIC SCHOOL EMPLOYES' RETIREMENT BOARD an independent Administrative Board of the Commonwealth of Pennsylvania transacting business in the name of the PUBLIC SCHOOL EMPLOYES' RETIREMENT SYSTEM (PSERS hereinafter called the "Lender") to induce Lender to extend credit to or otherwise become the creditor of POLYCHEM CORPORATION, A PENNSYLVANIA CORPORATION (hereinafter called the "Borrower").

                               W I T N E S S E T H

     WHEREAS, Borrower, has requested Lender to make a loan (the "loan") to Borrower in the amount of ONE MILLION EIGHT HUNDRED EIGHTY THOUSAND DOLLARS ($1,880,000), under the terms and conditions set forth in that certain Permanent Loan Commitment Letter (hereinafter "Commitment Letter") dated May 30, 1999, by and between Legg Mason Real Estate Services, Inc. As agent for Lender; and

     WHEREAS, the loan is being evidenced by a certain Balloon Mortgage Note (the "Note") in the amount of $1,880,000; and

     WHEREAS, the loan is to be secured by, among other security, the Open End Mortgage and Security Agreement (the "Mortgage") executed by Borrower in favor of Lender for the premises located at FRANKLIN AVENUE AND GRANT STREET, BOROUGH OF PHOENIXVILLE, CHESTER COUNTY, PENNSYLVANIA; and

     WHEREAS, Lender is willing to make the loan to Borrower only if Guarantors guarantee (i) the full and prompt payment (and not merely the collectibility) of the Note and all amounts to come due under the Balloon Mortgage Note; and (ii) the full and prompt performance of the terms of the Balloon Mortgage Note and the Open End Mortgage and Security Agreement, both being executed simultaneously herewith.

     NOW THEREFORE, In consideration of the foregoing, Guarantors jointly and severally agree as follows:

        1. Recitals Incorporated. Guarantors acknowledge and agree that the foregoing recitals constitute a material part of the Guaranty, and the same are expressly incorporated herein by this reference.

        2. Obligation of Guarantors. The Guarantors hereby agree (a) to absolutely and unconditionally guarantee to the Lender, its successors and assigns, and become surety to the Lender, its successors and assigns, for the prompt payment to the Lender when due of any and every obligation, in connection with which either as makers, drawers, guarantors or endorsers, or otherwise, whether directly or contingently, the Borrower is now or shall become liable to the Lender, with interest thereon at the rate or rates provided in the obligations guaranteed hereby, until payment in full has been received by Lender, together with costs including but not limited to all attorney's fees, costs and expenses of collection or for the protection, preservation or repair of any real or personal property held as security therefore, and interest thereon, including costs, expenses and attorneys' fees on appeal, incurred by the Lender, in connection with any indebtedness of Borrower guaranteed herein and with any matter covered by this Guaranty; and (b) to become guarantors and


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sureties for the full, prompt and punctual performance and satisfaction of
Borrower's obligations under the Balloon Mortgage Note, Open-End Mortgage and Security Agreement and any other related loan documents; and (c) that this Guaranty and Suretyship shall survive and Guarantor's obligations and liabilities hereunder shall remain unaffected by the dissolution of Borrower whether voluntary or involuntary and/or any transfer or other disposition of Guarantor's interest in Borrower; and (d) this guaranty shall be binding upon the undersigned, their heirs, personal representatives, successors and assigns. The specific loan obligation guaranteed hereunder is a Balloon Mortgage Note in the amount of ONE MILLION EIGHT HUNDRED EIGHTY THOUSAND DOLLARS ($1,880,000) together with a Mortgage and Security Agreement and any other related loan documents.

        3. Direct Guaranty. The liability of Guarantors under this Guaranty, shall be primary, direct and immediate and not conditional or contingent on pursuit by Lender of any remedies it may have against Borrower or Borrower's heirs, personal representatives, successors and assigns, with respect to the Note or the other Loan Documents, whether pursuant to the terms thereof or by law. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrower or otherwise pursue or exhaust its remedies against Borrower, before, simultaneously with, or after enforcing its rights and remedies hereunder against Guarantors. Any one or more successive and/or concurrent actions may be brought hereon against Guarantors either in the same action, if any, brought against Borrower, or in a separate action, as often as Lender may deem advisable.

        4. Additional Obligations of Guarantors. So long as this Guaranty remains in effect, Guarantors have not, and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer or otherwise dispose of all or substantially all of Guarantors' assets. Guarantors agree to remain adequately informed of any facts, events or circumstances which might in any way affect Guarantors' risks under this Guaranty. Guarantors further agree that Lender shall have no obligation to disclose to Guarantors any information or material information relating to Borrower or to Borrower's indebtedness

        5. Term of Guaranty. The liability of the Guarantors are continuing, absolute and unconditional, and shall remain in full force and effect until payment is made of every obligation of the Borrowers now due or hereafter to become due, and until payment is made of any loss or damage incurred by the Lender with respect to any matter covered by this Guaranty and until all other covenants and conditions of the Borrower under the Balloon Mortgage Note and the Mortgage and Security Agreement and any other related loan documents are fulfilled.

        6. Consent to Lender's Acts. The Guarantors consent, without affecting the Guarantors' liability to the Lender hereunder, that the Lender may, without notice to or consent of the Guarantors, with or without consideration and upon such terms as it may deem advisable in its sole discretion: (a) make future advances or additional extensions of credit to the Borrower; (b) extend, in whole or in part, by renewal or otherwise, and for any period or periods, the time of payment of any indebtedness owing by the Borrower to the Lender, or held by the Lender as security for any such obligation; (c) release, surrender, exchange, modify, impair, or extend the period of duration, or the time for performance or payment of any collateral securing any obligation of the Borrower to the Lender; (d) settle or compromise any claim of the Lender against the Borrower, or against any other person, firm or corporation, whose obligation is held by the Lender as collateral security for any obligation of the Borrower to the Lender; and (e) release, in whole or in part, any person primarily or secondarily liable for any indebtedness of Borrower to Lender. The Guarantors, hereby ratify and confirm any such future advance, extension, renewal, release, surrender, exchange, modification, impairment, settlement, or compromise; and


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all such actions shall be binding upon the Guarantors who hereby waive all defenses, counterclaims, or offsets which the Guarantors might have by reason thereof.

        7. Waivers by Guarantors. The Guarantors waive: (a) notice of acceptance of this Guaranty by the Lender; and (b) notice of nonpayment or partial payment under the Note or other loan documents or the occurrence of any other Event of Default; and (c) notice of presentment, notice of dishonor, demand for payment, or protest of any of the Borrower's obligations, or the obligation of any person, firm, or corporation, held by the Lender as collateral security for the Borrower's obligation; (d) notice of the failure of any person, firm, or corporation to pay to the Lender any indebtedness held by the Lender as collateral security for any obligation of the Borrower; and (e) all defenses, offsets and counterclaims which the Guarantors may at any time have to any claim of the Lender against the Borrower. If for any reason the indebtedness or obligations of the Borrower cannot be enforced against Borrower, such fact shall not affect the liability of Guarantors hereunder, but Guarantors shall be liable hereunder as if the indebtedness or obligations had been enforceable against Borrower.

        Guarantors warrant and agree that each of the waivers set forth above is made with Guarantors' full knowledge of its significance and consequences and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.


        8. Representations by Guarantors. The Guarantors represent that, (a) at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of the Guarantors to the Lender hereunder, or the immediate taking effect of this Guaranty as the sole agreement between the Guarantors and the Lender with respect to guaranteeing the Borrower's obligation to the Lender; and (b) Guarantors have examined the Balloon Mortgage Note and the Open End Mortgage and Security Agreement and related loan documents and understand the promises, covenants and conditions thereunder; and (c) Guarantors have the full power, authority and legal right to execute and deliver this Guaranty; and (d) this Guaranty and the Guarantors execution, delivery and performance hereunder are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantors are a party, or by which Guarantors or Guarantors' property may be bound; and (e) Lender has made no representations to Guarantors as to the creditworthiness of Borrower.

        9. Additional Guaranty or Guaranties. In the event Guarantors may, in the future, grant one or more additional guaranties of the Note or an additional Note or with respect to the Loan or any amounts due under any other Loan Documents in favor of Lender, the execution of any additional guaranties on the part of Guarantors will not be construed as a cancellation of this Guaranty; it being Guarantors' full intent and agreement that this Guaranty shall remain in full force and effect and shall be cumulative in nature and effect.

        10. Remedy of Lender. The Lender may at its option proceed in the first instance against the Guarantors to collect any obligation covered by this Guaranty, without first proceeding against the Borrower, endorsers, or any other persons, firm or corporation, and without first resorting to any property at any time held by the Lender, Borrower or others as collateral or other security. In the event Lender does not proceed first against Guarantors, Guarantors shall be liable for any deficiency in the amount recovered from the Borrower, endorsers, or any other persons, firm or corporation, or from the sale of the property held by the Lender, Borrower or others as collateral or other security. The exercise by Lender of any right conferred upon it in any collateral agreement shall be


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discretionary with Lender, and the exercise of, or failure to exercise, any such right shall not diminish the obligations of Guarantors hereunder.

        IN THE EVENT THAT THE NOTE WHICH THE UNDERSIGNED GUARANTEES SHALL FALL INTO DEFAULT, GUARANTORS HEREBY IRREVOCABLY AUTHORIZE AND EMPOWER ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, OR IN ANY OTHER JURISDICTION WHICH PERMITS THE ENTRY OF JUDGMENT BY CONFESSION, TO APPEAR FOR GUARANTORS IN SUCH COURT IN AN APPROPRIATE ACTION THERE BROUGHT TO OR TO BE BROUGHT AGAINST GUARANTORS AT THE SUIT OF LENDER THIS AGREEMENT, WITH OR WITHOUT COMPLAINT OR DECLARATION FILED AS OF ANY TERM OR TIME, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST GUARANTORS (WITH OR WITHOUT ACCELERATION OF MATURITY), INCLUDING ALL COSTS, ATTORNEY'S FEES AND THE ATTORNEY'S COMMISSION PROVIDED FOR IN THE NOTE WHICH THIS DOCUMENT SECURES. FOR SO DOING, THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY TO CONFESS JUDGMENT GRANTED HEREIN SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT MAY BE EXERCISED FROM TIME TO TIME AND AT ANY TIME AS OF ANY TERM AND FOR ANY AMOUNT AUTHORIZED HEREIN. GUARANTORS EXPRESSLY AUTHORIZE THE ENTRY OF REPEATED JUDGMENTS UNDER THIS PARAGRAPH NOTWITHSTANDING ANY PRIOR ENTRY OF JUDGMENT IN THE SAME OR ANY COURT FOR THE SAME OBLIGATION OR ANY PART THEREOF.

INITIALS:         PAD                      PAD                       PAD
          -------------------      -------------------      -------------------

        GUARANTORS ACKNOWLEDGES THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE NOTE IN WHICH THIS AGREEMENT SECURES AND HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION OF THIS GUARANTY AND SURETYSHIP AGREEMENT AND THAT THEY UNDERSTAND THIS PROVISION FOR CONFESSION OF JUDGMENT, AND GUARANTORS HEREBY WAIVE ANY RIGHT TO NOTICE OR HEARING WHICH THEY MIGHT OTHERWISE HAVE BEFORE ENTRY OF JUDGMENT.

INITIALS:         PAD                      PAD                       PAD
          -------------------      -------------------      -------------------

        OUR LEGAL COUNSEL HAS EXPLAINED TO US THAT THE NOTE WHICH THIS AGREEMENT SECURES CONTAINS WORDING THAT WOULD PERMIT THE LENDER TO ENTER JUDGMENT AGAINST US AT THE COURTHOUSE IF SAID NOTE IS IN DEFAULT, WITHOUT NOTICE TO US AND WITHOUT OFFERING US AN OPPORTUNITY TO DEFEND AGAINST THE ENTRY OF JUDGMENT, AND THAT THE JUDGMENT MAY BE COLLECTED BY ANY LEGAL MEANS. IN EXECUTING SAID NOTE, WE ARE KNOWINGLY, UNDERSTANDINGLY, AND VOLUNTARILY WAIVING OUR RIGHTS TO RESIST THE ENTRY OF JUDGMENT AGAINST US AT THE COURTHOUSE, AND ARE CONSENTING TO THE CONFESSION OF JUDGMENT.

INITIALS:         PAD                      PAD                       PAD
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        11. WAIVER OF JURY TRIAL. GUARANTORS HEREBY WAIVE TRIAL BY JURY IN ANY
ACTION OR PROCEEDING TO ENFORCE THIS GUARANTY. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTORS, AND GUARANTORS


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HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY
AN INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

INITIALS:         PAD                      PAD                       PAD
          -------------------      -------------------      -------------------

        12. Guarantors' Waiver of Certain Rights. Guarantors hereby waives any claim, remedy or other right Guarantors may now possess or hereafter acquire against Borrower or any other person arising from, or in any way related to, the existence or performance under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification against Borrower or any other person(s) or any right to participate in any collateral securing Borrower's indebtedness or other obligations to Lender, regardless of whether such claim, remedy, or right arises in equity, under contract, statute, common law or otherwise.

        13. Guarantors' Receipt of Payments. If Guarantors should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantors, sureties or endorsers or the Note of the other Loan Documents) that Borrower (or such a third party) may owe to Guarantors, Guarantors agree to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantors further unconditionally agree to immediately deliver any such funds received to Lender, with such funds being held by Guarantors, over any interim period, in trust for Lender. In the event that Guarantors should, for any reason whatsoever, receive any such funds from Borrower (or any third party), Guarantors should deposit such funds in one or more of Guarantors' deposit accounts, no matter where located, Lender shall have the right to attach the amount of funds received from Borrower in Guarantors' deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantors, and whether or not such funds then remain on deposit in such an account or accounts.

        14. Modification of Agreement. The whole of this Guaranty is herein set forth and there is no verbal or other written agreement, and no understanding or custom affecting the terms hereof. This Guaranty can be modified only by a written instrument signed by the party to be charged therewith.

        15. Construction and Benefit. The Guaranty is delivered and made in, and shall be construed pursuant to the laws of the Commonwealth of Pennsylvania, and is binding jointly and severally upon the Guarantors and their legal representatives, and shall inure to the benefit of the Lender, its successors and assigns.

        16. Severability. If any one or more of the provisions contained in this Guaranty for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been continued herein or therein.

        17. Headings. The captions, headings and titles to sections of this Guaranty are for convenience of reference only, and shall in no way restrict or affect, or be in any way an interpretation of the provisions of any such section of this Guaranty.


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        18. Expenses of Lender. Guarantors agree to pay reasonable attorney's fees and all other reasonable costs and expenses which may be incurred by Lender in connection with the enforcement of this Guaranty.




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        IN WITNESS WHEREOF, the Guarantors intending to be legally bound has signed this Agreement on the 24th day of August , 1999.

WITNESS:                                   GUARANTORS

                                           POLYCHEM CORPORATION, A
                                           PENNSYLVANIA CORPORATION


                                           BY: /s/ Paul A. DeJuliis       (SEAL)
----------------------------                  ----------------------------
                                           PAUL A. DEJULIIS, CHAIRMAN AND CEO

                                           CONMAT TECHNOLOGIES, INC., A
                                           FLORIDA CORPORATION


                                           BY: /s/ Paul A. DeJuliis       (SEAL)
----------------------------                  ----------------------------
                                           PAUL A. DEJULLIS, CHAIRMAN AND CEO


                                           BY: /s/ Paul A. DeJuliis       (SEAL)
----------------------------                  ----------------------------
                                           PAUL A. DEJULLIS, Individually

COMMONWEALTH OF PENNSYLVANIA               :
                                           : SS.
COUNTY OF                                  :

        On this, the 24th day of August , 1999 before me, a Notary Public, the undersigned officer, personally appeared Paul A. DeJuliis, who acknowledged himself to be the Chairman and CEO of Polychem Corporation, a Pennsylvania Corporation and ConMat Technologies, Inc., A Florida Corporation and that he as such Chairman and CEO being authorized to do so executed the foregoing document for the purposes therein contained by signing his name as such Chairman and CEO.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                     Catherine Maquire
                                                   ---------------------
                                                       Notary Public
My Commission Expires:


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